BARON

FUNDS®

Baron WealthBuilder Fund

Supplement dated May 26, 2020

to Statement of Additional Information dated April 30, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of Baron Investment Funds Trust, a Massachusetts business trust (“BIFT”), and Baron Select Funds, a Delaware statutory trust (“BSF” and, together with BIFT, the “Trusts”), was held in a virtual format on Friday, May 22, 2020, at 2:00 pm, to elect seven members of the Board of Trustees of each of the Trusts, each to serve for an indefinite term and until his or her successor is duly elected and qualified. At the Meeting, the following Independent Trustees were elected: Thomas J. Folliard, Abraham (Avi) Nachmany, Raymond Noveck, Anita Rosenberg, David A. Silverman, Marvelle Sullivan and Alex Yemenidjian. Messrs. Harold Milner and Norman Edelcup retired from the Board and Messrs. Alex Yemenidjian and Thomas J. Folliard were appointed as members of the Audit Committee on this day.

Effective May 22, 2020, the Statement of Additional Information of Baron WealthBuilder Fund is modified as follows:

All references to Norman S. Edelcup and Harold W. Milner on pages 17, 20, 22 and 23 of the SAI are deleted in their entirety.

On page 18 of the SAI under the column “Position(s) Held With the Funds” for Abraham (Avi) Nachmany and Marvelle Sullivan, “Advisory Board Member” is deleted and replaced with “Trustee.”

On page 18 of the SAI under the column “Principal Occupation(s) During the Past Five Years” for Abraham (Avi) Nachmany and Marvelle Sullivan, the following sentence is added: “Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).”

On page 19 of the SAI, the first sentence of the first full paragraph is deleted in its entirety and replaced with: “Each Trustee, except for Anita Rosenberg who was appointed as a Trustee in May of 2013, Thomas J. Folliard who was appointed as Trustee in August of 2017, Abraham (Avi) Nachmany and Marvelle Sullivan who were appointed as Trustees in May of 2020, has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust for at least 14 years.”

On page 21 of the SAI, the first sentence of the second full paragraph is deleted in its entirety and replaced with the following sentence: “Abraham (Avi) Nachmany—Mr. Nachmany was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust from May of 2019 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust since May of 2020.”

On page 21 of the SAI, the first sentence of the third full paragraph is deleted in its entirety and replaced with the following sentence: “Marvelle Sullivan—Mrs. Sullivan was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust from February of 2020 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust since May of 2020.”

On page 22, the Trustee compensation table is revised to add the following two rows:

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended December 31, 2019 and from the Fund Complex for the calendar year ended December 31, 2019:

Abraham (Avi) Nachmany*	$40,267	N/A	N/A	$115,049

Marvelle Sullivan*	N/A	N/A	N/A	N/A

*	Abraham (Avi) Nachmany served as Advisory Board Member from May 2019 until May 2020 when he was appointed as Trustee. Marvelle Sullivan served as Advisory Board Member from February 2020 until May 2020 when she was appointed as Trustee.

On page 22 under “Board Committees.” the third sentence of the first full paragraph is deleted in its entirety and replaced with: “The Audit Committee is currently comprised of the following members: Raymond Noveck, Alex Yemenidjian and Thomas Folliard.”

This information supplements the Statement of Additional Information dated April 30, 2020. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request a copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.